Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

October 25, 2016

American Credit Acceptance, LLC 961 East Main Street Spartanburg, South Carolina 29302

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by American Credit Acceptance, LLC (“ACA” or the “Company”) and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of American Credit Acceptance Receivables Trust 2016-4 Asset Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

At the instruction of the Company, we accessed the “Company Website” (https://secureftp.spartanfinancialpartners.com) on October 6, 2016 and obtained a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of October 2, 2016, with respect to 7,586 automobile receivables (the “Statistical Loan File”).  At your instruction, we randomly selected 100 receivables (the “Sample Receivables”) from the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1.Vehicle identification number (“VIN”) 2.Contract date 3.Original amount financed 4.Original term to maturity 5.Annual percentage rate (“APR”)	6.Original monthly P&I payment 7.Model type (new/used) 8.State (customer) 9.FICO score 10.Custom score

We compared Characteristics 1. through 5. to the corresponding information set forth on or derived from the Installment Sales Contract (the “Contract”) and to Company’s servicing system (the “Servicing System”).

We compared Characteristics 6. and 7. to the corresponding information set forth on or derived from the Contract and to one of the Company’s originating systems (collectively, the “Originating System”).

We compared Characteristic 8. to the corresponding information set forth on the Servicing System.

We compared Characteristics 9. and 10. to the corresponding information set forth on the Originating System.

Further, we compared Characteristic 1. to the Title Certificate, Title Application, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”).

At the instruction of the Company, for purposes of our procedures:

•	with respect to Characteristic 2., differences of thirty days or less are noted to be in agreement;

•
with respect to Characteristic 4., differences of one month or less are noted to be in agreement.  Further, for those Sample Receivables that noted an extension to the original term to maturity on the Servicing System, we compared the original term to maturity (as set forth on the Statistical Loan File) to the related “un-extended” original term to maturity.  Such “un-extended” original term to maturity was derived by subtracting the number of months such contract’s original term to maturity was extended (as set forth on the Servicing System) from the original term to maturity (as set forth on the Servicing System);

•
with respect to Characteristic 7., for those Sample Receivables that did not indicate a model type on the Contract or the Contract did not agree to the Statistical Loan File, we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Contract or, if the odometer reading was not identified on the Contract, from the Title Certificate, Odometer Disclosure Statement or “Purchase Agreement.”  We were further instructed that if an odometer reading noted on either the Contract, Title Certificate, Odometer Disclosure Statement or Purchase Agreement was (i) greater than or equal to 100 miles, the model type would be noted as “Used” or (ii) less than 100 miles, the model type would be noted as “New;”

•
with respect to Characteristic 9., a FICO score indicated on the Statistical Loan File as “0” or “NULL” was noted to be in agreement with a FICO score of “blank,” “0,” “9001,” “9002,” “9003” or “UNK” as set forth on the Originating System; and

•
with respect to Characteristic 10., for those Sample Receivables that noted (i) “ACA,” “AFN,” “AFL,” “AN” or “SPS” (as set forth in the LOB field of the Statistical Loan File) and a contract date on or after April 1, 2014 (as set forth on the Servicing System and the Contract), we compared the custom score (as set forth on the Statistical Loan File) to the “Panda Score” (as set forth on the Originating System), (ii) “SPM” (as set forth in the LOB field of the Statistical Loan File) and a contract date on or after January 1, 2015 (as set forth on the Servicing System and the Contract), we compared the custom score (as set forth on the Statistical Loan File) to the “Panda Score” (as set forth on the Originating System) or (iii) “CarMax” (as set forth in the LOB field of the Statistical Loan File) and a contract date on or after July 1, 2015 (as set forth on the Servicing System and the Contract), we compared the custom score (as set forth on the Statistical Loan File) to the “Mountain Score” (as set forth on the Originating System).

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of or noted the following:

•	a Title Certificate (as defined above);

•	the security interest of “ACA” or “Auto Finance” is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	Credit Report for the borrower and co-borrower (if applicable);

•	Truth-in-Lending Disclosure Statement; and

•
a Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary, Carmax Contract, Personal Automobile Insurance Policy, Auto Insurance Confirmation or Insurance Policy Retrieval & Online Engine (collectively, the “Agreement to Provide Insurance”).

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents.  In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 25, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:
Exception Description Number	Exception Description

1	One difference in model type

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 25, 2016

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract

1	4444198	Model type	Used	New

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.